Exhibit 99.1
U.S. Bancorp Investor Conference September 15, 2010

Agenda Time Topic Presenter 9:00-11:30 "Building the Foundation" Richard Davis, Andy Cecere, Bill Parker, Rich Hidy and Mac McCullough 11:30-12:00 Morning Q&A Morning Presenters 12:00-1:00 Lunch 1:00-3:30 "Executing the Plan" Joe Hoesley, Joseph Otting, Dick Payne, Rick Hartnack, Terry Dolan and Pamela Joseph 3:30-4:00 Afternoon Q&A All Presenters Closing Remarks Richard Davis

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

U.S. Bancorp Strategic Overview September 15, 2010 U.S. Bancorp Investor Conference Richard K. Davis Chairman, President and CEO

U.S. Bancorp Overview Regional Consumer & Business Banking & Wealth Management International Payments National Wholesale Banking & Trust Services

U.S. Bancorp Overview 2Q10 Dimensions Asset Size $283 billion Deposits $183 billion Loans $192 billion Customers 17.2 million NYSE Traded USB Market Capitalization* $43 billion Founded 1863 Bank Branches 3,002 ATMs 5,309 * As of 9/10/10 International Payments Regional Consumer & Business Banking & Wealth Management National Wholesale Banking & Trust Services

U.S. Bancorp Overview Source: company reports & FactSet Assets as of 2Q10, Market Value as of 9/10/10 U.S. Rank Company $Billions 1 Bank of America $2,364 2 J.P. Morgan 2,014 3 Citigroup 1,938 4 Wells Fargo 1,226 5 U.S. Bancorp 283 6 PNC 262 7 SunTrust 171 8 BB&T 155 9 Regions 135 10 Fifth Third 112 Assets U.S. Rank Company $Billions 1 J.P. Morgan $158 2 Bank of America 136 3 Wells Fargo 134 4 Citigroup 113 5 U.S. Bancorp 43 6 PNC 29 7 BB&T 16 8 SunTrust 12 9 M&T 10 10 Fifth Third 10 Market Value

Mix of Businesses Consumer Wholesale PCTAM Payments Revenue 43 20 9 28 Consumer & Small Business Banking 43% WM&SS 9% Wholesale 20% Payments 28% Payment Services Retail Payment Solutions Corporate Payment Systems Global Merchant Acquiring Wealth Management & Securities Services Wealth Management Corporate Trust FAF Advisors Fund Services Institutional Trust & Custody Consumer & Small Business Banking Metropolitan Banking Community Banking Consumer Lending Mortgage Banking Small Business Banking Wholesale Banking Corporate Banking Commercial Banking Commercial Real Estate 2Q10 YTD Revenue Mix By Business Line

Goals Minimum 20% ROE Reducing credit and earnings volatility Targeting 80% return of earnings to shareholders Providing high-quality customer service Investing for future growth 10% long-term EPS growth 2007 2010 Normalized ROE 17-19% Reducing credit and earnings volatility Targeting return of the majority of earnings to shareholders Providing the highest-quality customer experience Investing for future growth Realizing 8-10% normalized long-term EPS growth

Building on our Strengths... Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense (2001 - 2006)

Continuing to Invest... Flight-to-Quality Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Investing for Growth (2007 - 2009) Strong Defense (2001 - 2006)

Positioned to Win Flight-to-Quality Expense Driven Organic Market Share Gain Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Relevant Scale Customer Experience Leveraging Technology Employee Engagement Investing for Growth (2007 - 2009) Strong Defense (2001 - 2006) Positioned to Win (2010 ?)

What You Will Hear Today Strong Defense will continue... Investing for Profitable Growth will continue... Positioned to Win by focusing on: Relevant scale Customer experience Leveraging technology Employee engagement

Employee Engagement Highly engaged and satisfied employees Enhance performance driven culture Maintain and increase superior customer service and loyalty Improve company performance and shareholder value Source: Kenexa WorkTrends normative database 2008 2009 2010 USB 66 71 72 Banking / Financial Services 63 66 63 All Industries 61 64 61 2010 USB 86 Banking / Financial Services 79 All Industries 74 Favorable Response USB Banking / Financial Services All Industries Engagement Trends I believe this company has an outstanding future

What You Will Hear Today Strong Defense will continue... Investing for Profitable Growth will continue... Positioned to Win by focusing on: Relevant scale Customer experience Leveraging technology Employee engagement Winning leads to:

Shareholder Value Creation Shareholder Value Industry Leading Growth & Profitability Gains in Market Share

What you said about USB in 2007 Diverse and robust business model Disciplined cost management Effective capital management Prudent credit management Consistent performance above peers Shareholder Value Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense

What you are saying about USB today "...well positioned given strong capital ratios and conservative risk management practices." "Franchise investments are starting to deliver solid benefits..." "...the company is well positioned to benefit from economic recovery..." "Given its diversified business mix, we expect USB to manage through these headwinds well..." Shareholder Value Flight - to - Quality Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Investing for Growth Flight - to - Quality Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Investing for Growth

How we would like you to think about USB going forward Fundamentals remain in place - strong balance sheet, prudent capital management, attractive business model, excellent performance, and focus on shareholder value Management has delivered on its recent investments, therefore expect new investments in scale, customer experience and technology to payoff Well positioned to produce industry leading revenue growth and significant market share gains Shareholder Value Organic Market Share Gain Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Relevant Scale Customer Experience Leveraging Technology Employee Engagement Positioned to Win Organic Market Share Gain Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Relevant Scale Customer Experience Leveraging Technology Employee Engagement Positioned to Win

Positioned to Win

Strategic Overview September 15, 2010 U.S. Bancorp Investor Conference Richard K. Davis Chairman, President and CEO

Financial Management September 15, 2010 U.S. Bancorp Investor Conference Andy Cecere Vice Chairman and CFO

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Advantaged Position Investing for Growth Regulatory Environment Long-term Growth Expectations Positioned to Win Financial Management

Advantaged Position Maintained leading profitability throughout the cycle USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0101 0.0087 0.0083 0.0077 0.0053 0.003 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROCE 0.112 0.085 0.084 0.073 0.059 0.013 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ER 0.465 0.509 0.512 0.567 0.568 0.584 0.601 0.648 0.703 0.82 Return on Average Assets Since 1/1/08 Return on Average Common Equity Since 1/1/08 Efficiency Ratio Since 1/1/08 Source: SNL, 1Q08 through 2Q10 annualized Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC

Advantaged Position Advantageous mix of fee-based businesses Trailing 4 quarters as of 2Q10; Source: SNL and company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Net Interest Income Payments Fiduciary Service Charges Mortgage Trading, Brokerage, Inv Banking, Private Equity Other Revenue 53 18 6 8 5 2 8 Net Interest Income Payments Fiduciary Service Charges Mortgage Trading, Brokerage, Inv Banking, Private Equity Other Revenue 55 4 4 8 5 12 12 55% 8% 4% 4% 5% 12% 12% U.S. Bancorp Peer Average 53% 6% 2% 18% 8% 8% 5% Payments Fee Revenue Fiduciary Activities Service Charges Mortgage Fees Trading, Brokerage, Investment Banking, Equity Investments All Other Fee Income

Advantaged Position Peer Median -1% Growing the business 2009 Noninterest Bearning 41673 Savings 96554 Time 44896 2007 Noninterest Bearing 33334 Savings 58298 Time 39813 2007 Ending Deposits $131 billion 2Q10 Ending Deposits $183 billion 2009 Commercial 46766 Commercial Real Estate 33944 Residential Mortgage and Home Equity 46578 Credit Card 16762 Other Retail 27551 Covered 19983 2007 Commercial 51074 Commercial Real Estate 29207 Residential Mortgage and Home Equity 39223 Credit Card 10956 Other Retail 23367 Covered 0 2007 Ending Loans $154 billion 2Q10 Ending Loans $192 billion Commercial Commercial Real Estate Residential Mtg and Home Equity Credit Card Other Retail Covered Noninterest-bearing Savings Time 33% 19% 26% 7% 15% 24% 18% 24% 9% 10% 15% 25% 45% 30% 23% 53% 24% USB +25% USB +40% Peer Median +20% Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC

Growing the business Advantaged Position 2009 Consumer 36 Wholesale 25 Wealth Management 5 Payments 34 2007 Consumer 41 Wholesale 23 Wealth Management 12 Payments 24 2Q07 YTD Pre-provision Income $3.7 billion 2Q10 YTD Pre-provision Income $4.4 billion 2Q10 2007 Employees 61101 54243 Number of Employees 23% 41% 12% 24% 25% 36% 5% 34% Consumer Wholesale WM&SS Payments USB +19% USB +13% Pre-provision income excludes securities gains (losses) net Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC Peer Median +8% Peer Median +2%

Advantaged Position Solid capital position and leading capital generation 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 TARP 0 0 0 0 24.4 25.3 0 0 0 0 0 Tier 1 Capital Ratio 0.083 0.086 0.085 0.085 0.106 0.109 0.094 0.095 0.096 0.099 0.101 Tier 1 Common Ratio 0.056 0.057 0.056 0.057 0.051 0.054 0.067 0.068 0.068 0.071 0.074 Tier 1 Capital 17.5 18.5 18.6 18.9 18 18.9 21.7 22 22.6 23.3 24 TARP Equity Tier 1 Capital Tier 1 Capital Ratio Tier 1 Common Ratio Capital

Advantaged Position Minimal dilution during financial crisis Peer 1 USB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Dilution 0.04 0.09 0.15 0.16 0.21 0.55 0.38 0.4 0.73 0.71 TARP 0 0 0 0 0 0 0.19 0.21 0.18 0.22 Share Dilution (Due to SCAP Results and TARP Redemption) Assumes 50% common stock issuance to redeem outstanding TARP Assumed future TARP redemption dilution

Advantaged Position Strong liquidity position Parent company cash position 12 months forward under severe stress scenario has grown 4x since 2007 On and off-balance sheet stored asset liquidity is strong and continues to increase, including borrowing capacity at the FRB discount window, borrowing capacity at the FHLB and securities available for repo Access to debt capital markets is strong and USB issuance spreads continue to outperform peer group USB issued $1B of 5-year senior medium term notes with a 2.45% coupon in July - spread of 0.78% to Treasuries and represents the lowest 5-year coupon ever recorded for a bank holding company USB issued $1B of 3-year senior medium term notes with a 1.375% coupon in September - spread of 0.65% to Treasuries and represents the lowest 3-year coupon ever recorded for a bank holding company

Advantaged Position Balance sheet management 2009 Deposits 183123 Short-term 33797 Long-term 29137 Other 8246 Equity 28940 2007 Deposits 131445 Short-term borrowings 32370 Long-term borrowings 43440 Other liabilities 9314 Equiy 21046 2007 Ending Liabilities & Equity $238 billion 2Q10 Ending Liabilities & Equity $283 billion 2007 Loans 191176 Investment Securities 48367 Other Assets 43700 2007 Loans 156588 Investment Securities 43116 Other Assets 37911 2007 Ending Assets $238 billion 2Q10 Ending Assets $283 billion Loans Investment Securities Other Assets 66% 18% 16% 68% 17% 15% 55% 18% 14% 65% 12% 10% Deposits Short-term Borrowings Long-term Borrowings Other Liabilities Shareholder Equity 9% 4% 10% 3%

Advantaged Position 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Up 50 bp Immediate -0.0143 -0.0202 -0.0182 -0.0106 -0.0101 -0.0094 -0.0053 -0.0048 0.0037 0.0063 0.0036 0.0042 0.0043 0.0068 0.01 Down 50 bp Immediate 0.0042 0.0027 0.015 0.0064 0.0054 0.0092 0.0061 0.005 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Up 200 bp Gradual -0.0295 -0.0349 -0.0346 -0.0341 -0.0255 -0.0168 -0.0069 -0.0068 0.0105 0.011 0.0089 0.0092 0.01 0.0133 0.0165 Down 200 bp Gradual 0.0092 0.0069 0.0266 0.0156 0.0128 0.0178 0.011 Conservative interest rate risk management Source: company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Sensitivity of Net Interest Income 4% Policy Limit (4%) Policy Limit Up 50 bp Immediate Down 50 bp Immediate Up 200 bp Gradual Down 200 bp Gradual 2006 2007 2008 2009 1Q10 2Q10 USB 0.0365 0.0347 0.0366 0.0367 0.039 0.039 Peer Median 0.0336 0.0341 0.033 0.0322 0.0348 0.0345 Net Interest Margin

Advantaged Position External validation - debt ratings Holding company as of 9/10/10

Investing for Growth Investing in the franchise Acquisitions since 2007 Consumer Wholesale PCTAM Payments Revenue 43 20 9 28 Payments Merchant processing portfolio of Santander-Mexico Merchant processing portfolio of Citizens National Bank Credit card portfolios from Citi Merchant processing portfolio of MB Financial Bank Credit card portfolio of Town North Bank Southern DataComm AIMS Logistics Numerous small portfolios Consumer and Wholesale Banking subsidiaries of FBOP Corporation BB&T's Nevada banking operations First Bank of Idaho Downey Savings & Loan Association PFF Bank & Trust Mellon 1st Business Bank Trust Businesses Corporate trust administration business of F.N.B. Corporation Corporate Trust business of AmeriServ Financial Bond trustee business of First Citizens bank Mutual fund servicing division of Fiduciary Management, Inc Consumer & Small Business Banking WM&SS Wholesale Payments Divestitures Divestiture of FAF Advisors long-term asset management business

Investing for Growth 2005 2006 2007 2008 2009 2010 Fcst CapX 301 540 484 519 772 875 $ in millions, approved by Capital Expenditure Committee Investing in the franchise Capital expenditures Technology Investments Tier 4 Data Center Branch Hardware & Software Internet Channel Home Mortgage Origination Platform Mobile Banking Channel Call Center Telephony Distribution Channel Integration Capital Expenditures

Investing for Growth Disciplined decision-making approach to acquisitions and organic growth initiatives Centrally managed review process, which includes data gathering, business line "expert" review and valuation analysis Acquisitions and investments sponsored by business line Vice Chairman Investment Committee reviews strategic rationale and financial analysis Due diligence performed and managed centrally Investment Committee gives final approval of acquisition or investment based on results of due diligence Review and assessment Financial criteria Net present value, internal rate of return and accretion analysis Assume 10-11% cost of capital Concept Initial Analysis Due Diligence Approval Negotiate / Close Integration Review & Assess

U.S. Bancorp Investor Conference - Financial Management

Regulatory Environment

- ✓ Existing Regulatory / Legislative oversight actions
  - Card Act
    (2010 ≈ $170 - $190 million pre-tax, ≈ $250 million annual run rate before mitigating actions)
  - Overdraft Legislation
    (2010 ≈ $230 - $280 million pre-tax, ≈ $500 million annual run rate before mitigating actions)
- ✓ Dodd-Frank Wall Street Reform and Consumer Protection Act

Direct Impact

Trust Preferred (Collins Amendment) - ≈ 140 bp reduction to Tier 1 Ratio

Deposit Insurance Expense - ≈ $200 million increase for 2011*

Interchange Fees (Durbin Amendment) - TBD

Specifics to be Determined - Expect Impact to be Immaterial

Volcker Rule	Transparency and Accountability for Derivatives
Mortgage Securitization	Mortgage Reform
Investor Protection (Fiduciary Duty)	

Specifics to be Determined - Expect Increased Regulatory, Compliance and Legal Costs

Preemption	Consumer Financial Protection Bureau
Financial Stability Oversight Council	End "Too Big to Fail" Bailouts

* Assumes new base methodology calculation at current rate plus 3 bp usbancorp
17

Regulatory Environment Basel III Capital Impact of limits for mortgage servicing rights, deferred tax assets and investments in financial institutions = $0 Impact of pension liability, purchased credit card relationship intangibles and all other = 39 bp Impact of non-core capital elements net of replacement capital requirement = 46 bp* Liquidity Liquidity Coverage Ratio (LCR) may require replacing off-balance sheet liquidity with on-balance sheet liquidity Increase advances from Federal Home Loan Bank Increase investment portfolio Manageable with current initiatives underway Utilizing guidance from Basel Committee December 2009 Consultative Document and July 2010 Annex * Assuming 140 bp impact of Trust Preferred less replacement capital requirements of 94 bp (assume REIT preferred securities remain eligible)

Long-term Growth Expectations Long-term Growth Drivers Return on recent and on-going investments in technology, corporate banking, wealth management, corporate trust, payments and M&A Positive leverage to economic recovery, particularly payments and trust Market share gains, including growth in loans and deposits as "flight to quality" continues Efficiency ratio in the low 50s Credit costs normalize at 100 bps of average loans Normalized ROE 17-19% Unknown regulatory impact = negative bias Normalized capital management = positive bias Superior execution

Long-term Growth Expectations Core 2009 adjustments: $451 million securities losses, $123 million FDIC special assessment and $154 million deemed dividend Provision expected to normalize at 100 bp of total average loans Taxes expected to normalize at 31.5% based on higher pretax earnings Known regulatory impacts: Card Act, Overdraft Legislation and higher FDIC expense 2009 Normalized Taxes $2.47 Provision $1.57 $0.97 Core Adjustments 2009 Actual $0.33 ($0.40) ($0.35) $2.12 Known Reg Impact Normalized before Reg Impact $??? Negative Bias: Unknown Regulatory Impact $??? Positive Bias: Capital Management Normalized 2009 EPS Superior Execution $???

Long-term Growth Expectations USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.22 0.18 0.15 0.14 0.1 0.04 0 0 0 0 Capital Management Strong capital generation and less shareholder dilution over the current cycle Historically enjoyed high payout ratio Goal to resume normal capital management - return majority of earnings to shareholders in the form of dividends and share buybacks Target dividend payout ratio of 35-40% Source: SNL, 1Q08 through 2Q10 annualized Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Return on Tangible Common Equity Since 1/1/08 2003 2004 2005 2006 2007 2008 2009 2Q10 YTD Dividends 0.44 0.46 0.5 0.53 0.66 1.06 0.21 0.13 Share Repurchase 0.11 0.63 0.4 0.59 0.45 0.02 0 0 Earnings Distributed to Shareholders 90% 55% 109% 112% 111% 108% 21% 13% Dividends Share Repurchase

Long-term Growth Expectations Capital Management Capital ratios continue to grow under a scenario that includes normalized earnings and normal capital management Tier 1 common accretion attributable to retained earnings 2009 Actual 2009 Normalized $0.97 $2.12 Dividend Tier 1 Common Accretion = 61 bp Dividend at 40% Tier 1 Common Accretion = 100 bp $0.77 $1.27 $0.20 $0.85 EPS EPS

Long-term Growth Expectations Net Interest Income 5-7% Noninterest Income 8-10% Total Revenue 7-8% Noninterest Expense 4-5% Provision for Credit Losses 6-8% Net Income 8-9% EPS 8-10% Long-term Growth Expectations 2007 Long-term Growth Expectations Net Interest Income 5-7% Noninterest Income 9-11% Total Revenue 7-9% Noninterest Expense 5-6% Provision for Credit Losses 7-9% Net Income 8-10% EPS 9-11%

Positioned to Win

Financial Management September 15, 2010 U.S. Bancorp Investor Conference Andy Cecere Vice Chairman & CFO

Appendix

Non-Regulatory Capital Ratios $ in millions

Financial Management September 15, 2010 U.S. Bancorp Investor Conference Andy Cecere Vice Chairman & CFO

Risk Management Credit Administration September 15, 2010 U.S. Bancorp Investor Conference P.W. (Bill) Parker EVP and Chief Credit Officer

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

Advantaged Position Strong Credit Process Credit Outlook Positioned to Win Credit Administration

Advantaged Position Prudent approach to credit underwriting has positioned us to win Consistency in our underwriting standards and credit process Primarily prime-based residential mortgage and home equity portfolios Limited concentration of higher risk portfolios (subprime/Alt-A) No negative amortization High quality agency originations with limited repurchases Primarily prime-based direct-to-consumer home equity origination model Did not grow home equity portfolio at same pace as peers Industry leading prime-based credit card portfolio Limited exposure to highly leveraged transactions Commercial real estate lending is relationship based - not project finance Limited condo financing

Advantaged Position 2007 2008 2009 1Q10 2Q10 USB 0.0054 0.011 0.0208 0.0239 0.0234 Peer Mean 0.0058 0.0159 0.0263 0.0304 0.0276 Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC USB NPA ratio excludes Covered Assets (loans subject to loss sharing agreements with FDIC) Credit performance better than peers Trend of outpacing peers expected to continue NCO Ratio NPA Ratio 2007 2008 2009 1Q10 2Q10 USB 0.0045 0.0114 0.0225 0.0234 0.0217 Peer Mean 0.0091 0.0198 0.0404 0.0409 0.0392

Advantaged Position Allowance for Credit Losses $ in millions 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Allowance 2260 2243 2448 2648 3004 3575 4105 4571 4986 5264 5511 Provision Exceeding NCO's 0 192 200 250 635 530 466 415 278 175 25 Provision/NCO's 1 1.66 1.51 1.5 2 1.67 1.5 1.4 1.25 1.15 1.02 Allowance Provision Exceeding NCO's Provision/NCO's 5,511 5,264 4,986 4,571 4,105 3,575 3,004 2,648 2,448 2,243 2,260

Strong Credit Process Credit culture established at the top Focus on credit quality at all levels in the organization Weekly meetings since 2001 with Chief Executive Officer, Chief Financial Officer, Chief Credit Officer and all Vice Chairs to review credit performance and approve: Loan policies and modifications New loan products Portfolio performance and risk/return metrics Strong credit process that emphasizes relationship lending and the ability of the customer to service their debt The strategy for Credit Risk Management includes: Well-defined, centralized credit policies Diversification by product type on a geographic, industry and customer level Ongoing risk monitoring and review processes Regular credit examinations and management reviews of loans exhibiting deterioration of credit quality

Strong Credit Process Wholesale Lending Individual lender and business line accountability: lenders are assigned lending authority based on their level of experience Credit officers reporting to Credit Administration have higher levels of lending authority and support the Business Lines in their credit decision process Independent Special Assets unit reporting to Credit Administration handles all loans that require specialized treatment and additional account management effort Retail/Small Business Lending Underwriting of Retail/Small Business products is automated through scorecards and conducted in loan servicing centers specializing in certain retail/small business products Uniform policies regarding collections, portfolio monitoring, account management, loan approval, and loan structure criteria protocols Independent Credit Risk Managers reporting to Credit Administration support the Business Lines in determining products and policies

Strong Credit Process Reserve Methodology Wholesale Portfolio - a function of current risk ratings and net inherent loss rates Retail / Small Business - a function of a forward looking estimate of losses Impaired loans - specific reserves for non-accrual and restructured loans Reserve methodology also considers uncertainty in the estimation processes Reserves also reflect current economic conditions and uncertainty

Credit Outlook Improving Overall Asset Quality Reached inflection point on credit losses and NPAs driven by declines in delinquencies and criticized assets 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 30 to 89% 0.010601156 0.0103876 0.011833483 0.016222915 0.017008547 0.014526577 0.014428656 0.014800805 0.013381895 0.011072197 90+ % 0.004270373 0.004141298 0.004633146 0.005564539 0.006834344 0.007245829 0.00775995 0.008820331 0.007760089 0.007220238 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Chg Criticized Assets 0.181945238 0.228090362 0.156114108 0.359501198 0.275796154 0.002013557 0.057701718 0.001878723 -0.012658584 -0.159651986 Delinquencies* Changes in Criticized Assets* *Excludes covered assets

Credit Outlook Outlook by Portfolio Improving Steadily Commercial Credit Cards Auto Portfolios Home Equity Recovering Slowly Commercial Real Estate Residential Real Estate 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Case-Shiller Index 206 205.92 203.73 203.38 203.7 199.07 193.43 184.91 174.76 167.54 159.57 150.42 142.31 141.78 144.65 145.76 145.75 147.81 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 CRE Property Price Index 1.789635 1.726192 1.742797 1.884402 1.945316 1.943721 1.923336 1.829639 1.878761 1.745148 1.78573 1.581176 1.575598 1.319315 1.17607 1.258927 1.30011 1.352682 Source: Moody's/REAL CPPI

1970 1971 1972 1973 1974 1975 1976 1977 1978 East 71176 71302 71453 71348 71122 71028 71055 70932 70949 70519 70409 70790 70866 70805 70859 71037 71247 71253 71316 71368 71620 71642 71844 72108 72445 72652 72945 73163 73467 73760 73709 74137 74268 74672 74965 75270 75620 76017 76286 76456 76646 76886 76911 77166 77281 77605 77909 78035 78104 78253 78295 78384 78547 78602 78634 78619 78614 78627 78259 77657 77297 76919 76649 76463 76623 76519 76768 77154 77232 77535 77679 78017 78506 78817 79049 79293 79311 79376 79546 79704 79892 79905 80237 80448 80692 80987 81391 81730 82089 82488 82836 83074 83532 83794 84173 84408 84595 84948 85461 19 24 32 42 ? Credit Outlook Employment Timing of employment recovery uncertain Nonfarm Employment Levels 1970 - Present

Credit Outlook Net Charge-offs Returning to normalization after recession; timing uncertain due to current economic conditions Normalization Estimate 1.00%

Originations Originations of new accounts continue to maintain high level of credit quality Commercial Commercial Real Estate Residential Mortgages Home Equity Credit Cards Auto Loans/Leases Other Retail Strong lending activity of $46.3 billion during the second quarter $11.4 billion of new commercial and commercial real estate commitments $17.9 billion of commercial and commercial real estate commitment renewals $1.7 billion of lines related to new credit card accounts $15.3 billion of mortgage production and other retail originations Credit Outlook * Calculation excludes originations for which LTV is not applicable

Positioned to Win

Risk Management Corporate Risk Management September 15, 2010 U.S. Bancorp Investor Conference Rich Hidy EVP and Chief Risk Officer

Corporate Risk Management Risk Management Governance Key Attributes Current Environment Positioned to Win

Risk Management Governance Risk is our business Credit risk Market risk Operational risk Reputation risk Board of Directors BOD Risk Management Committee BOD Audit Committee Executive Risk Committee Chief Risk Officer Chief Financial Officer Chief Credit Officer Chief Legal Officer Chief Executive Officer Asset Liability Committee ( ALCO ) Economic Capital Committee ICAAP Working Group Operational Risk Capital Quantification Executive Credit Management Group ( ECMG ) Economic Scenario Committee Capital Control Group Basel II Program Corporate Risk Committee ( CRC ) Basel II Steering Committee Corporate Audit Services Credit Risk Assessment Disclosure Committee Change Management Committee Market Risk Committee Capital Contingency Committee

Key Attributes ....and must be effectively managed Governance and internal controls Audit Credit risk assessment Independent Enterprise Risk Management Framework and assessment Identification and trends Solid core processes Attention to key potential risks Business and legislative changes Fraud Privacy and data security Embracing regulatory compliance Core cultural commitment Risk is our business Credit risk Market risk Operational risk Reputation risk

Current Environment Significantly expanded laws, rules and regulations Dodd-Frank Wall Street Reform Consumer Protection Act Basel II, Basel III Creation of Regulatory Reform Program Office Heightened regulatory scrutiny

Positioned to Win

Risk Management Corporate Risk Management September 15, 2010 U.S. Bancorp Investor Conference Rich Hidy EVP and Chief Risk Officer

Appendix

Credit Quality - Commercial Loans 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 47362 44655 43490 40837 40095 Net Charge-offs Ratio 0.015 0.0178 0.0228 0.0241 0.0223 Average Loans and Net Charge-offs Ratios Key Statistics Comments Commercial utilization declined slightly resulting in a $500 million decrease in average balances for the quarter Overall delinquencies and nonperforming loans as a percentage of loans outstanding have continued to show improvement Net charge-offs declined quarter over quarter 2Q09 1Q10 2Q10 Average Loans 47,362 40,837 40,095 30-89 Delinquencies 1.00% 0.91% 0.73% 90+ Delinquencies 0.19% 0.21% 0.24% Nonperforming Loans 1.70% 1.90% 1.65% 0609 0709 0809 0909 1009 1109 1209 0110 0210 0310 0410 0510 0610 Utilization 0.3382 0.3201 0.311 0.3095 0.3007 0.3043 0.2883 0.2787 0.2796 0.2725 0.2731 0.2657 0.2687 Revolving Line Utilization Trend $ in millions

Credit Quality - Commercial Leases 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 6697 6567 6489 6445 6245 Net Charge-offs Ratio 0.0329 0.0266 0.0202 0.0214 0.0141 Average Loans and Net Charge-offs Ratios Key Statistics Comments Overall delinquencies continued to improve along with a significant reduction in net charge-offs 2Q09 1Q10 2Q10 Average Loans 6,697 6,445 6,245 30-89 Delinquencies 2.36% 1.91% 1.55% 90+ Delinquencies --% --% 0.03% Nonperforming Loans 1.85% 1.77% 1.87% $ in millions EF ST Mix 2030 4215 Equipment Finance $2,055 Small Ticket $4,190

Multi-Family Retail Res Construction Condo Construction A&D Commercial Office Other Mix 2147 1249 1372 456 1052 943 1339 Investor Owner Mix 14539 11067 Credit Quality - Commercial Real Estate 2Q09 3Q09 4Q09 1Q10 2Q10 Avg Loans 33727 33829 34044 34151 34164 NCO Ratio 0.0144 0.0222 0.0203 0.0228 0.0267 NCO Ratio - Mtg 0.0047 0.0049 0.0048 0.0073 0.0111 NCO Ratio - Construction 0.0379 0.0662 0.0624 0.068 0.0731 Average Loans and Net Charge-offs Ratios Key Statistics Comments Residential construction (including condo) has declined from $4.7 billion in 3Q07 to $1.8 billion in 2Q10 Overall delinquencies have improved significantly, but net charge-offs remain elevated Nonperforming loans as a percent of loans outstanding improved on a linked quarter basis 2Q09 1Q10 2Q10 Average Loans 33,727 34,151 34,164 30-89 Delinquencies 1.50% 1.44% 0.98% 90+ Delinquencies 0.22% 0.01% 0.09% Nonperforming Loans 4.83% 5.36% 4.75% Performing TDRs 132 87 69 $ in millions Multi-family $2,147 Other $1,339 Office $943 A&D Construction $1,052 Retail $1,249 Condo Construction $456 Residential Construction $1,372 Investor $14,539 Owner Occupied $11,067 CRE Mortgage CRE Construction Average Loans Net Charge-offs Ratio NCO Ratio - Comm Mtg NCO Ratio - Construction

2Q09 3Q09 4Q09 1Q10 2Q10 Restructured 1289 1338 1354 1560 1672 Credit Quality - Residential Mortgage 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 23964 24405 25621 26408 26821 Net Charge-offs Ratio 0.0194 0.021 0.0237 0.0223 0.0206 Average Loans and Net Charge-offs Ratios Key Statistics Comments Successfully modified 2,425 loans under the HAMP program (owned and serviced) in 2Q10, representing $512 million in balances Continued significant improvement in both early and late stage delinquencies Net charge-offs continue to decline 2Q09 1Q10 2Q10 Average Loans 23,964 26,408 26,821 30-89 Delinquencies 2.30% 1.96% 1.75% 90+ Delinquencies 2.11% 2.26% 1.85% Nonperforming Loans 1.35% 2.07% 2.23% Residential Mortgage Performing TDRs $ in millions

Credit Quality - Home Equity 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 19314 19368 19444 19402 19332 Net Charge-offs Ratio 0.0172 0.0182 0.0196 0.0188 0.0164 Average Loans and Net Charge-offs Ratios Key Statistics Comments Strong credit quality portfolio (weighted average FICO 746, CLTV 73%) originated primarily through the retail branch network to existing bank customers on their primary residence Net charge-offs continue to decline as delinquencies and nonperforming loans stabilize 2Q09 1Q10 2Q10 Average Loans 19,314 19,402 19,332 30-89 Delinquencies 0.93% 0.85% 0.89% 90+ Delinquencies 0.71% 0.69% 0.68% Nonperforming Loans 0.14% 0.17% 0.16% Traditional Consumer Finance Mix 87 13 Traditional: 87% Wtd Avg LTV: 71% NCO: 1.09% Consumer Finance: 13% Wtd Avg LTV: 83% NCO: 5.38% $ in millions

2Q09 1Q10 2Q10 Average Loans 14,329 16,368 16,329 30-89 Delinquencies 2.38% 2.35% 1.86% 90+ Delinquencies 2.37% 2.57% 2.38% Nonperforming Loans 0.72% 1.02% 1.04% Credit Quality - Credit Card 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 14329 15387 16399 16368 16329 Net Charge-offs Ratio 0.0736 0.0699 0.0689 0.0773 0.0779 Net Charge-offs Ratio Excluding Acquired Portfolios* 0.0736 0.073 0.0746 0.0842 0.0853 Average Loans and Net Charge-offs Ratios Key Statistics Comments Average loans decreased slightly on a linked quarter basis, but were higher by 14.0% year over year due primarily to portfolio acquisitions Significant improvement in both early and late stage delinquencies $ in millions * Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date 2Q09 Average Loans Net Charge-offs Ratio Net Charge-offs Ratio Excluding Acquired Portfolios* Core Acquired Mix 14903 1426 Core Portfolio $14,903 Portfolios Acquired at Fair Value $1,426

Credit Quality - Retail Leasing 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 5031 4822 4620 4509 4364 Net Charge-offs Ratio 0.008 0.0066 0.0043 0.0045 0.0037 Average Loans and Net Charge-offs Ratios Key Statistics Comments Retail leasing net charge-offs and delinquency rates continue to improve Strong used auto values continue to reduce end of term risk and net charge-offs 2Q09 1Q10 2Q10 Average Loans 5,031 4,509 4,364 30-89 Delinquencies 0.85% 0.56% 0.46% 90+ Delinquencies 0.10% 0.07% 0.05% Nonperforming Loans --% --% --% $ in millions 0609 0709 0809 0909 1009 1109 1209 0110 0210 0310 0410 0510 0610 Index 114.1 115.4 116.4 118.5 117.4 117.4 117.5 117.6 118.1 119.9 120.7 121 120.2 Manheim Used Vehicle Value Index Manheim used vehicle value index source: www.manheimconsulting.com, January 1995 = 100

Credit Quality - Other Retail 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 22753 22647 23037 23343 23357 Net Charge-offs Ratio 0.018 0.0194 0.0191 0.0193 0.017 Average Loans and Net Charge-offs Ratios Key Statistics Comments Net charge-offs and delinquencies declined on a linked quarter basis Auto loan portfolio net charge-off rate declined to 0.70% in 2Q10, down from 1.14% in 1Q10 and 1.47% in 2Q09 2Q09 1Q10 2Q10 Average Loans 22,753 23,343 23,357 30-89 Delinquencies 1.09% 0.89% 0.85% 90+ Delinquencies 0.38% 0.35% 0.32% Nonperforming Loans 0.09% 0.14% 0.13% Auto Install Studend Revolving Mix 9753 5531 4619 3454 Installment $5,531 Auto Loans $9,753 Revolving Credit $3,454 Student Lending $4,619 $ in millions

Risk Management September 15, 2010 U.S. Bancorp Investor Conference

Enterprise Revenue Office Mac McCullough EVP and Chief Strategy Officer U.S. Bancorp Investor Conference September 15, 2010

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

ERO Launch Building Deeper Relationships Enterprise Customer Segmentation Distribution Channel Strategy Investing for Growth Positioned to Win Enterprise Revenue Office

The Enterprise Revenue Office (ERO) was introduced at the 2007 Investor Day Enterprise Revenue Office

Enterprise Revenue Office Created in late-2007 to drive distinctive organic revenue growth 2007 - 2010 Created focus on customers Built organizational bridges Developed Mobile Banking Channel Refocused Internet Channel to facilitate future growth Brought leadership and incremental resources to Enterprise Revenue initiatives

Building Deeper Relationships Building Deeper Relationships (BDR) was the first Enterprise Revenue initiative for the ERO

Building Deeper Relationships Percent change from base (11/06), excludes acquisitions BDR has Influenced Customer Behavior New Consumer Product Penetration (Products per Customer in First 90 Days) 11/06 5/07 11/07 5/08 11/08 5/09 11/09 5/10 Launch of Consumer Packages Base +0.7% -2.1% 0.0% +2.9% +11.4% +15.7% +20.0% Consumer Demand Deposit Account Attrition (Annual) Launch of Consumer Packages +5.0% 11/06 5/07 11/07 5/08 11/08 5/09 11/09 5/10 Base +0.7% +2.2% +4.3% +3.6% -0.7% -3.6%

Building Deeper Relationships 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 813 805 737 392 353 280 203 144 118 86 82 61 2 1.5 West 30.6 38.6 34.6 13.9 North 45.9 46.9 45 43.9 Relationship Review Impact on Wholesale Product Penetration How many more times it is likely for customers that go through Relationship Review to have these products relative to customers who do not go through Relationship Review 9.1 X Derivatives Corporate Payment Systems Syndications International Bankers Acceptance Foreign Exchange Letters of Credit Merchant Processing Leases Trust Treasury Management Money Center Business Card 9.1 X 8.4 X 4.9 X 4.5 X 3.8 X 3.0 X 2.4 X 2.2 X 1.9 X 1.8 X 1.6 X Through 2Q10, the seventh full quarter after Relationship Review was implemented

Building Deeper Relationships On Track to Exceed 2011 Revenue Goal Total $900 $850 Original BDR Revenue Goal for 2011 Current 2011 Forecast Total Consumer Small Business Wholesale $450 $325 $200 $125 $100 $50 $750 $500 High Estimate Low Estimate MM$ Current forecast normalized for interest rates

Enterprise Revenue Office 2011 ? Enterprise Customer Segmentation Distribution channel strategy Enabling innovation and collaboration Business and product incubation Internet and Mobile Banking Channels Created in late-2007 to drive distinctive organic revenue growth

Attitudinal Depth of Relationship Life Events Special Demographic Behavioral Enterprise Customer Segmentation Planning a wedding Change of employer Child entered college "Un-tethered lifestyle" "Simply getting by" "Financial master" Pays off credit card every month Accelerated growth in savings accounts Low balance customer using high cost channels Low share of wallet for credit Transfers large amounts to other financial institutions Multiple USB accounts / highly engaged Youth / college student Hispanic / Latino Female head of household Acquire Insights & Understand Preferences

Enterprise Customer Segmentation How can we improve customer experience? How can we build deeper relationships with customers? How can we improve customer retention? How can we improve customer profitability? How can we acquire new customers?

Enterprise Customer Segmentation High revenue impact Moderate revenue impact Low revenue impact Lead Generation / Cross-LOB Offers Differentiated Service Key Levers Relationship Pricing Improve Customer Profitability Improve Customer Retention Build Deeper Relationships Acquire New Customers Product Development Distribution Channel Strategy Targeted Marketing Improve Customer Experience

Distribution Channel Strategy Mobile Call Center Internet ATM Branch Offer Research Buy Service Customer Interactions Over a three month period, 52% of our DDA customers use 2 or more channels Channels

Distribution Channel Strategy Emerging channels are layering on transactions, increasing the importance of channel integration 1969 1974 1979 1984 1989 1994 1999 2004 2009 2014 2019 Forecast 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 17.0000000000019 17.0000000000019 17.0000000000019 17.0000000000019 17.0000000000019 17.0000000000019 18.000000000002 18.000000000002 18.000000000002 19.0000000000022 19.0000000000022 18.000000000002 18.000000000002 18.000000000002 17.0000000000019 17.0000000000019 17.0000000000019 17.0000000000019 17.0000000000019 16.0000000000018 16.0000000000018 15.0000000000017 15.0000000000017 14.0000000000016 14.0000000000016 13.0000000 000015 12.0000000000014 11.0000000000013 11.0000000000013 11.0000000000013 11.0000000000013 11.0000000000013 11.0000000000013 12.0000000000014 12.0000000000014 13.0000000000015 13.0000000000015 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 15.0000000000017 15.0000000000017 15.0000000000017 15.0000000000017 15.0000000000017 15.0000000000017 15 ..0000000000017 1.00000000000011 1.00000000000011 1.00000000000011 1.00000000000011 1.00000000000011 1.00000000000011 1.00000000000011 1.00000000000011 1.00000000000011 2.00000000000023 2.00000000000023 2.00000000000023 3.00000000000034 4.00000000000045 4.00000000000045 4.00000000000045 4.00000000000045 4.00000000000045 5.00000000000057 6.00000000000068 6.00000000000068 7.0000000000008 7.0000000000008 8.00000000000091 9.00000000000102 11.0000000000013 11.0000000000013 12.0000000000014 12.0000000000014 13.0000000000015 13.0000000000015 13.0000000000015 14.0000000000016 13.0000000000015 13.0000000000015 13.0000000000015 13.0000000000015 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 14.0000000000016 15.0000000000017 1.00000000000011 1.00000000000011 2.00000000000023 3.00000000000034 3.00000000000034 4.00000000000045 4.00000000000045 5.00000000000057 5.00000000000057 7.0000000000008 7.0000000000008 8.00000000000091 8.00000000000091 9.00000000000102 10.0000000000011 10.0000000000011 12.0000000000014 13.0000000000015 14.0000000000016 15.0000000000017 15.0000000000017 17.0000000 000019 18.000000000002 19.0000000000022 20.0000000000023 21.0000000000024 21.0000000000024 21.0000000000024 22.0000000000025 22.0000000000025 22.0000000000025 23.0000000000026 23.0000000000026 1.00000000000011 1.00000000000011 2.00000000000023 3.00000000000034 5.00000000000057 7.0000000000008 8.00000000000091 11.0000000000013 14.0000000000016 19.0000000000022 23.0000000000026 29.0000000000033 34.0000000000039 36.0000000000041 38.0000000000043 40.0000000000045 40.0000000000045 41.0000000000047 41.0000000000047 42.00 00000000048 42.0000000000048 41.0000000000047 1.00000000000011 1.00000000000011 1.00000000000011 2.00000000000023 2.00000000000023 3.00000000000034 5.00000000000057 7.0000000000008 12.0000000000014 15.0000000000017 18.000000000002 20.0000000000023 22.0000000000025 23.0000000000026 Number of interactions (Domestic Industry - billions/year) Branch ATM Call center Online banking Mobile Source: NCR

Distribution Channel Strategy Customer chooses how to interact with the bank Customer is recognized in every channel based on relationship and preferences Customer interactions are simple and efficient Customer Value New opportunities for customer acquisition Multiple opportunities to deepen customer relationships over time Higher customer engagement and differentiated servicing will improve customer retention Shareholder Value

Investing for Growth Annual Revenue Incremental to 2011 Goal Full run-rate achieved 2013 to 2014 Total Build Deeper Relationships Improve Customer Retention Improve Customer Profitability Acquire New Customers $500 $400 $100 $50 $350 $275 $300 $150 $1,250 $875 High Estimate Low Estimate MM$

Positioned to Win

Mac McCullough EVP and Chief Strategy Officer U.S. Bancorp Investor Conference September 15, 2010 Enterprise Revenue Office

Wholesale Banking September 15, 2010 U.S. Bancorp Investor Conference Joe Hoesley Joseph Otting Dick Payne Vice Chairman

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

Profile Growth Drivers Investing for Growth Long-term Growth Expectations Positioned to Win Wholesale Banking

Consumer Wholesale WM Payments Mix 0.36 0.25 0.05 0.34 Consumer Wholesale WM Payments Mix 0.43 0.2 0.09 0.28 Consumer Wholesale WM Payments Mix 0.54 0.31 0.02 0.13 Consumer Wholesale WM Payments Mix 0.52 0.3 0.18 0 20% 25% 31% 30% Profile 2Q10 YTD, excluding Treasury and Corporate Support Revenue Mix RPS CPS Elavon Mix 0.61 0.22 0.17 Contribution to U.S. Bancorp Corporate Banking 61% Commercial Banking 22% Commercial Real Estate 17% Revenue Pre-provision Income Loans Deposits

Profile - Scale and Market Share Source: SNL Scale #3 small business administration lender Leading provider of banking services to federal government Leading treasury management services provider Market Share 1Q07 2Q10 2.8% 2.9% C&I Loans 1Q07 2Q10 1.6% 2.3% CRE Loans 1Q07 2Q10 0.0% 5.1% Middle Market Bookrunner 1Q07 2Q10 0.3% 0.8% Investment Grade Bookrunner +4% +44% +267%

2008 2009 2Q09 YTD 2Q10 YTD Preprovision Income 1858 1863 911 944 Revenue 2916 2987 1463 1549 YTD Growth Rates 2009 2Q10 Revenue 2.4% 5.9% Pre-provision Income 0.3% 3.6% Profile - Financial Performance Pre-provision Income Revenue Designations, assignments and allocations change from time to time as management systems are enhanced, methods evaluating performance or product lines change or business segments are realigned to better respond to the Company's diverse customer base. Accordingly, 2008 and 2009 results were restated and presented on a comparable basis. $ in millions

Profile - Credit Metrics $ in millions, loan mix 2Q10 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 62717 59917 58617 56943 55685 Net Charge-offs Ratio 0.0162 0.0207 0.0239 0.0263 0.0259 Average Loans and Net Charge-offs Ratios Key Statistics 2Q09 1Q10 2Q10 Average Loans 62,717 56,943 55,685 30-89 Delinquencies 1.22% 1.11% 0.65% 90+ Delinquencies 0.10% 0.03% 0.11% Nonperforming Loans 3.34% 3.89% 3.37% Significant improvement in nonperforming loans Net charge-offs have stabilized in C&I Commercial Real Estate recovering slowly Commercial CRE Res Mtg Retail Mix 61 39 0 0 C&I 61% CRE 39% Loan Type

Growth Drivers Loan Volume Deposit Volume Treasury management sales Commercial product sales including capital markets and letter of credit Revenue Drivers Building scale through expanded distribution Expanding relationship managers and offices out-of-footprint Adding relationship managers in-market in high-potential, under- served markets Expanding low-risk Capital Markets activities Building deeper relationships Customer experience Business Unit Strategies Opportunities "Flight to Quality" Economic recovery Market share and "share of wallet" expansion Challenges Economy Reduced borrowing Pricing and structure more competitive Commercial real estate stabilizing, but challenged Environmental Factors

Investing for Growth Wholesale Expansion Continuing to expand beyond our 24-state retail branch footprint in new high-potential markets Corporate Banking recent expansion includes New York, Charlotte and Dallas (4Q10) Commercial Real Estate new offices in Charlotte and Pittsburgh Commercial Banking focusing on cities in adjacent states and cities with large number of clients from other U.S. Bank business lines New Corporate Banking Offices New York Charlotte Dallas Pittsburgh Charlotte New Commercial Real Estate Offices Nashville Denver Minneapolis Los Angeles Chicago San Francisco Commercial Banking - In Footprint Focus Markets Charlotte Oklahoma City Birmingham New York Pittsburgh Dallas Indianapolis Detroit Grand Rapids Boston Wash D.C. Commercial Banking - Out of Footprint Focus Markets Adding relationship managers within our existing 24-state footprint in high-potential and under-penetrated markets

Investing for Growth Drive organic growth and increase market share by Leveraging brand awareness campaign Taking advantage of our strong reputation Capitalizing on "flight to quality" and competitor weakness Goal to add 300 new relationships and over $80 million in revenue Wholesale Expansion New Corporate Banking Offices New York Charlotte Dallas Pittsburgh Charlotte New Commercial Real Estate Offices Nashville Denver Minneapolis Los Angeles Chicago San Francisco Commercial Banking - In Footprint Focus Markets Charlotte Oklahoma City Birmingham New York Pittsburgh Dallas Indianapolis Detroit Grand Rapids Boston Wash D.C. Commercial Banking - Out of Footprint Focus Markets

Investing for Growth Relationship Review Relationship Review Highlights Launched October 2008 Over 12,000 customers will be reviewed in 2010 Nearly 19,000 new sales closed through August 2010 increasing share of wallet On-track to deliver > $300 million in incremental annual revenue in 2011 Relationship Review customers have a 5% higher satisfaction score and a 4% higher loyalty score compared to non-Relationship Review customers Relationship Managers engage internal Product Partners to better understand and fulfill client needs Expanding relationship review (BDR) to improve cross-sell and closure rates, and drive increased share of wallet

Investing for Growth 2007 2008 2009 2Q10 YTD Annualized Fees 433 492 615 732 Expand low-risk capital markets activities in order to improve our ability to meet the needs of our clients and prospects, build deeper relationships, and increase scale Expanded loan capital markets and derivatives in 2008/9 Enhanced foreign exchange capabilities in 2009 Added high grade fixed income capabilities in 2009 Added municipal bond capabilities in 2010 Capital Markets Expansion $ in millions, *Total U.S. Bancorp, **Included in Commercial Products Revenue 2007 2008 2009 2Q10 YTD Annualized Capital Markets 89 132 167 218 Commercial Products Revenue* Capital Markets Revenue**

Long-term Growth Expectations Revenue mix 2Q10 YTD, excluding Treasury and Corporate Support Revenue Expense Pre-provision Income Growth 0.09 0.05 0.1 Revenue Expense Pre-provision Income Growth 0.07 0.05 0.08 Long-term Growth Expectations 2007 Long-term Growth Expectations

Positioned to Win

Wholesale Banking September 15, 2010 U.S. Bancorp Investor Conference Joe Hoesley Joseph Otting Dick Payne Vice Chairman

Consumer & Small Business Banking September 15, 2010 U.S. Bancorp Investor Conference Rick Hartnack Vice Chairman Consumer Banking

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

Profile Growth Drivers Investing for Growth Long-term Growth Expectations Positioned to Win Consumer & Small Business Banking

Profile Consumer Wholesale WM Payments Mix 0.36 0.25 0.05 0.34 Consumer Wholesale WM Payments Mix 0.43 0.2 0.09 0.28 Consumer Wholesale WM Payments Mix 0.54 0.31 0.02 0.13 Consumer Wholesale WM Payments Mix 0.52 0.3 0.18 0 43% 36% 54% 52% Metro Comm ISON HM CL Mix 0.27 0.28 0.06 0.25 0.14 Community Banking 28% Home Mortgage 25% Metropolitan Banking 27% In-store On-site Banking Consumer Lending 14% 6% 2Q10 YTD, excluding Treasury and Corporate Support Revenue Mix Contribution to U.S. Bancorp Revenue Pre-provision Income Loans Deposits

Profile - Scale and Market Share Scale #4 Branch network #1 In-store branch network #1 On-site branch network Market Share 1Q07 2Q10 2.0% 2.5% Core Deposits 1Q07 2Q10 0.7% 2.8% Home Mortgage Origination 1Q07 2Q10 1.9% 2.5% Home Equity Loans / Lines 1Q07 2Q10 2.8% 3.0% Consumer (non- mortgage) Loans #5 Non-captive auto finance #6 Home mortgage originator Source: SNL +25% +400% +32% +7%

YTD Growth Rates 2009 2Q10 Revenue 16.4% (1.6%) Pre-provision Income 19.5% (13.5%) 2008 2009 2Q09 YTD 2Q10 YTD Preprovision Income 2718 3248 1595 1380 Revenue 5946 6921 3417 3362 Pre-provision Income Revenue Profile - Financial Performance $ in millions Designations, assignments and allocations change from time to time as management systems are enhanced, methods evaluating performance or product lines change or business segments are realigned to better respond to the Company's diverse customer base. Accordingly, 2008 and 2009 results were restated and presented on a comparable basis.

Profile - Credit Metrics $ in millions, loan mix 2Q10 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 95596 94991 95881 96116 95914 Net Charge-offs Ratio 0.0146 0.0161 0.0166 0.0162 0.0155 Average Loans and Net Charge-offs Ratios Key Statistics 2Q09 1Q10 2Q10 Average Loans 95,596 96,116 95,914 30-89 Delinquencies 1.36% 1.35% 1.25% 90+ Delinquencies 1.76% 1.27% 1.12% Nonperforming Loans 0.80% 1.04% 1.07% Continued improvement in net charge-off ratio Significant improvement in early and late stage delinquencies Commercial CRE Res Mtg Retail Covered Mix 6 12 28 46 7 Commercial 6% Commercial Real Estate 12% Retail 46% Residential Mortgage 28% Covered 8% Loan Type

Growth Drivers Loan volume Deposit volume Net new checking accounts Fees on deposit products Mortgage originations Treasury management Assets under management Revenue Drivers Building scale through expanded distribution In-market expansion: traditional, in-store & on-site Selective acquisitions Non-traditional channel expansion Mortgage banking expansion Building deeper relationships Customer experience Affluent market - differentiated delivery and service Small business - differentiated delivery and service Business Unit Strategies Opportunities "Flight to Quality" Economic recovery Market share and "share of wallet" expansion Challenges Economy Reduced borrowing Regulation and legislative actions Environmental Factors

Investing for Growth Expanding Distribution Objective Build and/or maintain scale by increasing our market share of distribution points in attractive markets, with the goal of achieving and/or maintaining a top-3 market share position over time Progress FDIC deals moved us to 4th place in branch market share in California and improved our position in Chicago In-store banking continues to produce 40+ opportunities a year, on-site produces 10-15 opportunities per year Currently building the organizational capability to open at least 50 new traditional offices each year

Investing for Growth Source: SNL as of 8/24/10, branch counts for 2008/09 as of June 30th Acquisitions: Downey/PFF 11/21/08 and FBOP 11/2/09

Investing for Growth Source: SNL as of 8/24/10

Investing for Growth Objective Build strong alternative to traditional branches that provides direct, face-to- face contact with prospects and convenient service for customers Provide a convenient branch network at a fraction of the capital investment required for traditional branches Progress Expanding Distribution - In-Store/On-Site On-Site In-Store On-Campus 2006 2007 2008 2009 2Q10 YTD 616 644 700 771 806 2006 2007 2008 2009 2Q10 YTD 24 28 31 32 37 2006 2007 2008 2009 2Q10 YTD 12 19 22 24 26 Source: U.S. Bank as of 8/31/10

Objective Continue to build a strong mortgage originations/servicing business through: Progress Investing for Growth Mortgage Banking Source: American Banker Industry leading client experience scores Best in class operating ratios Growth consistent with our risk management values Penetration of core customer base Steady growth of field sales force Ranking of Bank Servicers Ranking of Bank Originators 2006 2007 2008 2009 -25 -23 -10 -6 2006 2007 2008 2009 -16 -14 -9 -6 (ranking by volume) (ranking by volume)

Investing for Growth Mortgage Banking Annual Originations Servicing Portfolio 2006 2007 2008 2009 2Q10 YTD 99.799 117.505 139.258 187.048 199.59 2006 2007 2008 2009 2Q10 YTD 22.293 27.231 34.122 55.572 19.565 Regional Offices Loan Officers 2006 2007 2008 2009 2Q10 YTD 578 644 651 708 869 2006 2007 2008 2009 2Q10 YTD 28 27 28 29 31 ($ in billions) ($ in billions) Source: U.S. Bank

Investing for Growth Objective Identify and deliver a differentiated client experience and a consistent approach for our best consumer clients via partnership between the Private Client Group (PCG), financial advisors, metro branches, mortgage and other key partners Progress Identified 170 key metro market affluent branch locations, 115 covered, remainder by 3Q11; PCG branding/renovation underway in key branches Implemented the affluent growth strategy in five regions, the remaining ten will be complete by 1Q11 Private client connect line satisfaction scores have improved from 71% 2Q09 to 82% 2Q10, and customer attrition has been reduced by 13% Affluent Growth Strategy

Investing for Growth Affluent Growth Strategy A new platform to serve our best clients People Partnership Platform Strategic Partners Home Mortgage Small Business Wholesale Banking The Private Client Reserve Consumer Banking USBI 1st Qtr 2nd Qtr 3rd Qtr 0.33 0.33 0.33 Client People Expertise ? Teams Partnership Deliver the full bank experience Aligned incentives Consistent Measurement Platform Client Relationship Management Enhanced Products Technology Operational Efficiency Driving the client experience

Investing for Growth Objective Provide clients with a best in class service experience built on the foundation of a strong product line and full support across all channels Leverage branch managers into an efficient, effective sales and relationship management force of banking professionals, all supported by dedicated small business bankers to handle larger and more complex cases Progress Small Business Segment Deposits Loans/Lines Dedicated Personnel 2Q08 2Q09 2Q10 4.369 4.934 6.068 2Q08 2Q09 2Q10 10.194 11.9 14.434 2Q08 2Q09 2Q10 304 389 532 ($ in billions) ($ in billions) Source: U.S. Bank as of 2Q for each calendar year

Long-term Growth Expectations Revenue mix 2Q10 YTD, excluding Treasury and Corporate Support Revenue Expense Pre-provision Income Growth 0.07 0.04 0.1 Revenue Expense Pre-provision Income Growth 0.06 0.03 0.08 Long-term Growth Expectations 2007 Long-term Growth Expectations

Positioned to Win

Consumer & Small Business Banking September 15, 2010 U.S. Bancorp Investor Conference Rick Hartnack Vice Chairman Consumer Banking

Wealth Management & Securities Services September 15, 2010 U.S. Bancorp Investor Conference Terry Dolan Vice Chairman Wealth Management & Securities Services

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

Profile Growth Drivers Investing for Growth Long-term Growth Expectations Positioned to Win Wealth Management & Securities Services

Consumer Wholesale WM Payments Mix 0.36 0.25 0.05 0.34 Consumer Wholesale WM Payments Mix 0.43 0.2 0.09 0.28 Consumer Wholesale WM Payments Mix 0.52 0.3 0.18 0 Consumer Wholesale WM Payments Mix 0.34 0.14 0.14 0.38 9% 5% 18% 14% WM CT FS ITC FAF Mix 0.39 0.31 0.13 0.1 0.07 Wealth Management 39% Corporate Trust 31% IT&C 10% Fund Services 13% FAF 7% Profile 2Q10 YTD, excluding Treasury and Corporate Support Revenue Mix Contribution to U.S. Bancorp Revenue Pre-provision Income Deposits Fee Income

+2% Profile - Scale and Market Share Sources: Securities Data Corp (corporate trust), Investment Company Institute (fund services), Call Reports (institutional trust) and Barron's (wealth manager) Scale #2 Municipal trustee #2 Corporate trustee #3 Structured trustee Market Share #3 Third-party provider of fund services #6 Domestic institutional custodian #5 Wealth manager among peer banks 2007 2009 27.2% 27.8% Municipal Trustee # of Issues 2007 2009 6.2% 13.5% Corporate Trustee $ Proceeds 2007 2009 16.1% 17.8% Structured Trustee $ Proceeds 2007 2009 17.8% 18.5% Fund Services # of Funds +118% +11% +4%

YTD Growth Rates 2009 2Q10 Revenue (14.5%) (9.5%) Pre-provision Income (27.4%) (37.9%) Profile - Financial Performance 2008 2009 2Q09 YTD 2Q10 YTD Preprovision Income 767 557 298 185 Revenue 1766 1510 780 706 Pre-provision Income Revenue $ in millions Designations, assignments and allocations change from time to time as management systems are enhanced, methods evaluating performance or product lines change or business segments are realigned to better respond to the Company's diverse customer base. Accordingly, 2008 and 2009 results were restated and presented on a comparable basis.

Profile - Credit Metrics $ in millions, loan mix 2Q10 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 3715 3577 3664 3591 3704 Net Charge-offs Ratio 0.0022 0.0044 0.0022 0.0023 0.0011 Average Loans and Net Charge-offs Ratios Key Statistics 2Q09 1Q10 2Q10 Average Loans 3,715 3,591 3,704 30-89 Delinquencies 1.56% 1.07% 0.50% 90+ Delinquencies 0.19% 0.07% 0.13% Nonperforming Loans 0.22% 0.51% 0.64% Net charge-offs and nonperforming loans remain low Decrease in losses from 1Q10 to 2Q10 Commercial CRE Res Mtg Retail Mix 29 16 10 45 Commercial 29% Commercial Real Estate 16% Retail 45% Residential Mortgage 10% Loan Type

2007 2008 2009 YTD 2010 US Bank 164 22 34 16 Total Industry Trusteed Proceeds 854 223 175 71 Growth Drivers 2007 2008 2009 YTD 2010 US Bank 1335 1011 864 455 Total Industry Trusteed Issues 3565 2849 2240 1129 2007 2008 2009 YTD 2010 US Bank 40 60 82 45 Total Industry Trusteed Proceeds 611 430 521 255 Corporate Trust - Limited Issuances and Deals Structured Trustee ($ billions) Fee Waiver Impact S&P 500 Market Impact Considerations S&P volatile, but improving Stronger deal volume emerging Interest rate environment stable Money market waivers declining in industry U.S. Bank "flight to quality" Municipal Trustee (# issues) Corporate Trustee ($ billions) Leveraged to Economic Recovery 2007 2008 2009 YTD 2010 Fee Waivers 0 4 27 46 Fed Funds Rate 0.0501 0.0177 0.0016 0.0016

Growth Drivers Assets under management Assets under administration Mutual fund clients Loan volume Deposit volume Revenue Drivers Customer segmentation and alignment of service model Building deeper relationships Global Securities Services AllianceTM Federal Government initiative Strategic acquisitions Customer experience Business Unit Strategies Opportunities "Flight to Quality" Economic recovery Generational wealth transfer Wealth clients in motion Challenges Economy Rate environment Equity markets Regulation and legislative actions Environmental Factors

Investing for Growth Securities Services Initiatives Alternative Investment Expansion Exchange Traded Funds Capabilities Building Deeper Relationships / Corporate Banking Strategy Federal Government Initiatives Global Expansion/Alliances Opportunistic Acquisitions Source: ETF projections - Cerulli Associates, 2009; asset in $ billions Opportunity Building Deeper Relationships Corporate Trustee Market Share 2007 2009 6.2% 13.5% +118% U.S. ETF Asset Projects CAGR 25%

Investing for Growth Wealth Management Progress Organizational structure and market alignment Customer segmentation Talent assessment and management Building brand awareness Enhancing technology capabilities Investment and product expansion Objective Improve customer experience through refined segmentation, leading to better definition of the value proposition and better alignment of the service model Driving Cultural Change Talent Management 54% 29% 36% 27% 46% 71% 64% 73% WM Leadership Wealth Advisors Sales Financial Advisors Recruited Talent USB Incumbents

Customer Experience Strategy % Completed Execution % Completed new veterans 3rd Qtr 4th Qtr East 1 0 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 new veterans 3rd Qtr 4th Qtr East 0.75 0.25 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 new veterans 3rd Qtr 4th Qtr East 1 0 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 new veterans 3rd Qtr 4th Qtr East 0.5 0.5 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 new veterans 3rd Qtr 4th Qtr East 1 0 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 new veterans 3rd Qtr 4th Qtr East 0.5 0.5 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Approach Market Segmentation Brand Single point of contact Augmented resources New Brand HNW Segment $1,000,000 to $25,000,000 in investable assets Internet and call center Standard solutions on simplified profiling Mass Segment Less than $100,000 in investable assets Advice based model Partner to deliver "whole bank" Enhanced product platform Affluent Segment $100,000 to $1,000,000 in investable assets new veterans 3rd Qtr 4th Qtr East 0.25 0.75 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 new veterans 3rd Qtr 4th Qtr East 0.06 0.94 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Dedicated Relationship Manager Low account loads Differentiated brand Leverage PCR capabilities UHNW Segment Greater than $25,000,000 in investable assets Coming Soon Affluent Growth Strategy Affluent Growth Strategy

Affluent Growth High Net-Worth Focus: Attributes: "Bring the whole bank to the client" Partnering teams Tailored solutions Trusted advisors Capturing Opportunity: Leverage our retail distribution Market segmentation rollout Provide comprehensive capabilities with highly individualized solutions Wealth Management Advisors with expert team members Forward thinking, creative strategies Expansion in high growth markets (e.g. West Coast Initiative) Data mining analytics Relationship Review Relationships / WMA ratio Family Office capabilities Enhance trust/investment products for Ultra High Net-Worth Capturing the Opportunity Branch Segmentation Core Retail Branches Affluent Client Branches >> Affluent Zones >> Specialist Centers >> Investment Connect >> Internet Channel Focus: Attributes: Capturing Opportunity:

Process Improvements & Control Systems Expanded Services Relationship Management Client Experience Leveraging Technology Technology Initiatives Enhancing WMSS systems to support client growth/experience Developing exchange traded fund servicing capabilities Expanding alternative investment fund systems and operations Leveraging U.S. Bank internet infrastructure and capabilities

Long-term Growth Expectations Revenue mix 2Q10 YTD, excluding Treasury and Corporate Support Revenue Expense Pre-provision Income Growth 0.08 0.05 0.11 Revenue Expense Pre-provision Income Growth 0.09 0.05 0.12 Long-term Growth Expectations 2007 Long-term Growth Expectations

Positioned to Win

Wealth Management & Securities Services September 15, 2010 U.S. Bancorp Investor Conference Terry Dolan Vice Chairman Wealth Management & Securities Services

Payment Services September 15, 2010 U.S. Bancorp Investor Conference Pamela Joseph Vice Chairman Payment Services

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

Profile Growth Drivers Investing for Growth Long-term Growth Expectations Positioned to Win Payment Services

Profile 2Q10 YTD, excluding Treasury and Corporate Support Revenue Mix RPS CPS Elavon Mix 0.61 0.1 0.29 Retail Payment 61% Corporate Payment 10% Merchant Acquiring 29% Contribution to U.S. Bancorp Consumer Wholesale WM Payments Mix 0.36 0.25 0.05 0.34 Consumer Wholesale WM Payments Mix 0.43 0.2 0.09 0.28 Consumer Wholesale WM Payments Mix 0.54 0.31 0.02 0.13 Consumer Wholesale WM Payments Mix 0.34 0.14 0.14 0.38 Revenue Pre-provision Income Loans Fee Income 28% 34% 13% 38%

Profile - Scale and Market Share Scale Top 5: Fleet card issuer and largest freight payment network U.S. merchant acquirer Corporate card issuer Debit Card Issuer Top 10: Global merchant acquirer General purpose retail credit card issuer Market Share 2009 2007 2009 2007 3.0% 3.6% 10.0% 11.6% Retail Card General Purpose Volume Commercial Card VISA/MC Purchase Volume Source: The Nilson Report +20% +16%

Profile - Financial Performance 2008 2009 2Q09 YTD 2Q10 YTD Preprovision Income 2383 2455 1187 1310 Revenue 3941 4161 1960 2206 Pre-provision Income Revenue YTD Growth Rates 2009 2Q10 Revenue 5.6% 12.6% Pre-provision Income 3.0% 10.4% $ in millions Designations, assignments and allocations change from time to time as management systems are enhanced, methods evaluating performance or product lines change or business segments are realigned to better respond to the Company's diverse customer base. Accordingly, 2008 and 2009 results were restated and presented on a comparable basis.

Profile - Credit Metrics $ in millions, loan mix 2Q10 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 19914 21317 22538 22295 22500 Net Charge-offs Ratio 0.0655 0.0631 0.0616 0.0682 0.0672 Average Loans and Net Charge-offs Ratios Key Statistics 2Q09 1Q10 2Q10 Average Loans 19,914 22,295 22,500 30-89 Delinquencies 2.60% 2.18% 1.86% 90+ Delinquencies 2.22% 2.19% 2.16% Nonperforming Loans 0.62% 0.91% 0.94% High quality consumer card portfolio producing best-in-class net charge-off rates Significant improvement in early stage delinquencies Retail 77% Commercial 23% Loan Type Commercial CRE Res Mtg Retail Mix 23 0 0 77

Growth Drivers 2008 2009 2010 Long-term Expectation Consumer and Small Business Spend 0.049 -0.02 0.051 0.08 2008 2009 2010 Long-term Expectation Elavon Same Store Sales -0.02 -0.081 0.043 0.03 Leveraged to Economic Recovery 2008 2009 2010 Long-term Expectation Corporate Card Spend -0.029 -0.19 0.1 0.06 USB Credit and Debit Sales (year-over-year growth) 2010 = YTD annualized, CAGR 2007-2010, excludes material (>$100 million) acquisitions Credit and debit sales exclude pre-paid, Elavon represents global business USB Corporate Card Spend (year-over-year growth) Elavon Same Store Sales (year-over-year growth) 3 Year CAGR = -4.7% 3 Year CAGR = +2.6% 3 Year CAGR = -2.1%

Growth Drivers Retail loan growth Credit, debit and pre- paid card transaction volume Corporate card transaction volume Merchant transaction volume Merchant and corporate card services Revenue Drivers International expansion Agent bank issuing & acquiring FlexPerks rewards program Payments innovation Syncada joint venture Portfolio and merchant acquisitions Building deeper relationships Customer experience Business Unit Strategies Opportunities Economic recovery Additional partnership opportunities Migration from paper to electronic payments Challenges CARD Act Durbin Amendment Economy Reduced spend and borrowing Environmental Factors

Investing for Growth International Expansion Objective Build global scale by leveraging technology and proven business model through expansion into high-potential international markets Progress Executed joint venture with Santander for Mexican acquiring marketplace Elavon currently negotiating merchant processing joint venture in Brazil (launch pad for South America) Elavon selected, with VISA, to form merchant acquiring joint venture with State Bank of India, largest bank in India (launch pad for Asia) Building out European Commercial Card Self Issuance capability for market launch in 2011

Investing for Growth

Investing for Growth

Investing for Growth Objective Build national scale by white-labeling credit and debit card issuing and processing capabilities to banks and credit unions Agent Bank Issuing Progress Elan Financial Services is a leading agent credit card issuer in the market 39% portfolio (average net receivable) growth (June 2009 vs June 2010) Current relationships with over 1,700 financial institutions Work currently underway to expand affluent, small business and pre-paid product sets Card Receivables 2007 2010 Forecast Other 9921 14353 Agent Financial Institution 2028 5219 Elan continues to grow into a larger share of the overall card portfolio 17% 27%

Proven history in successfully acquiring and growing financial institution portfolios: Over 300 portfolio acquisitions in last 5 years with average growth rate of 11% post conversion For acquired active accounts, average sales grow 45% while balances grow 30% The Elan business model provides FI's seamless marketing and servicing, engaging the cardmember and driving profitable growth: Excellent rewards products Robust conversion and portfolio marketing Consistent communications from the partner to customers over the lifecycle of the card In-branch servicing capabilities integrated with partner systems to answer basic questions Agent Bank Issuing Average Portfolio Growth (Since 2006) 100% 102% 104% 106% 108% 110% 112% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Months Post Conversion Growth of converted portfolios average 11% over the first 15 months Activity Post Conversion 100% 105% 110% 115% 120% 125% 130% 135% 140% 145% 150% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Sales per Active Average Balance Per Active Months posts Conversion Sales grow over 45% post conversion while balances grow 30%

U.S. Bancorp Investor Conference - Payment Services

Investing for Growth

FlexPerks Rewards Program

Objective

- ✓ Build industry-leading suite of rewards cards with superior customer value, leveraging success of FlexPerks Travel Rewards transition

Progress

- ✓ Introduced premier FlexPerks rewards program and full suite of FlexPerks card products
  - Gives customers the flexibility to choose the rewards they want
- ✓ Award Winning Program:
  - Kiplinger's Personal Finance magazine names "Best Credit Card if You Want Travel Perks"

usbancorp

15

Extraordinary Success $3 billion portfolio Unprecedented retention of legacy portfolio Early success in organic growth of new product through both USB enterprise and direct marketing Strategic plan in place for expanded growth both in and out of U.S. Bank footprint FlexPerks Rewards Program Accounts Monthly Sales Receivables % of Pre-Conversion Level 0.86 0.85 0.9

Investing for Growth Objective Elevate U.S. Bank's reputation as a leading player in payments innovation and emerging technologies Progress Issue Dual Payment/Access Contactless Visa card Pilot Visa Money Transfer person-to-person mobile payment Contactless stickers & microtags Instant issued Visa Contactless Cards Real-time Alerts Product Innovation Award Winning

Long-term Growth Expectations Revenue mix 2Q10 YTD, excluding Treasury and Corporate Support Revenue Expense Pre-provision Income Growth 0.1 0.05 0.12 Revenue Expense Pre-provision Income Growth 0.12 0.06 0.16 Long-term Growth Expectations 2007 Long-term Growth Expectations

Positioned to Win

Payment Services September 15, 2010 U.S. Bancorp Investor Conference Pamela Joseph Vice Chairman Payment Services

U.S. Bancorp Closing Remarks September 15, 2010 U.S. Bancorp Investor Conference Richard K. Davis Chairman, President and CEO

Positioned to Win

USB is well-positioned to produce industry-leading performance with... a strong foundation, including excellent credit and risk management, a diversified business mix and prudent capital management a proven track record initiatives to build relevant, profitable scale in each of our business lines investments in new technology to increase revenue, improve efficiency and enhance service strategies to provide the highest quality customer experience and maintain a highly engaged employee base Positioned to Win ....creating superior shareholder value